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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 25, 2005

                                    CKX, INC.
               (Exact name of registrant as specified in charter)

              DELAWARE                                   0-17436                                  27-0118168
    (State or other jurisdiction                       (Commission                             (I.R.S. Employer
          of incorporation)                            File Number)                          Identification No.)

                                                    650 MADISON AVENUE                              10022
                                                    NEW YORK, NEW YORK                            (Zip Code)
                                                  (Address of principal
                                                    executive offices)

       Registrant's telephone number, including area code: (212) 838-3100

                                FORMERLY KNOWN AS
                     SPORTS ENTERTAINMENT ENTERPRISES, INC.
                   (Former Name or Former Address, if Changed
                               Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                           CURRENT REPORT ON FORM 8-K

                                    CKX, INC.

                                 MARCH 25, 2005


ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The registrant is the successor issuer to Sports Entertainment Enterprises, Inc., doing business as "CKX, Inc.," a corporation organized under the laws of the State of Colorado ("Sports Entertainment").

      Effective on March 25, 2005, Sports Entertainment consummated a merger (the "Reincorporation") with and into its wholly owned subsidiary, CKX, Inc., a Delaware corporation ("CKX") in order to reincorporate in the State of Delaware. The Reincorporation was effected pursuant to an Agreement and Plan of Merger dated as of March 25, 2005 (the "Merger Agreement") by and between Sports Entertainment and CKX, a copy of which is filed as an exhibit to this Current Report on Form 8-K. The Reincorporation was recommended for approval by the board of directors of both Sports Entertainment and CKX, and was submitted to a vote of, and approved by, Sports Entertainment's shareholders at its special meeting held on March 25, 2005 ("Special Meeting"), and by the sole stockholder of CKX. As a result of the Reincorporation, the legal domicile of the registrant is now Delaware.

      At the Special Meeting, the following items were also submitted to a vote of, and approved by, the shareholders of Sports Entertainment: the amendment of the Articles of Incorporation of Sports Entertainment changing the company's name to CKX, Inc.; the increase of the authorized number of Sports Entertainment's shares of capital stock from 100,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value, to 275,000,000 shares of capital stock, divided into 200,000,000 shares of common stock, par value $0.01 per share, and 75,000,000 shares of preferred stock, par value $0.01 per share; and the 2005 Omnibus Long-Term Incentive Compensation Plan (the "Incentive Plan"). A summary of the terms and a copy of the Incentive Plan was filed with the Securities and Exchange Commission on March 15, 2005 as Appendix D to Sports Entertainment's Definitive Proxy Statement on Schedule 14A for the Special Meeting, which is incorporated in its entirety herein by reference. Sports Entertainment's shareholders also approved the issuance of certain shares of the company's common stock that may be issued upon conversion of Series A Convertible Redeemable Preferred Stock and Series B Convertible Preferred Stock to the extent, in the aggregate, such shares could equal or exceed 20% of the outstanding common stock, although, as described under Item
3.02 below, holders of all of the outstanding Series A Convertible Redeemable Preferred Stock have recently elected to convert their shares into shares of common stock, making such approval unnecessary as it related to the Series A Convertible Redeemable Preferred Stock.

      Pursuant to the terms of the Merger Agreement, (i) Sports Entertainment merged with and into CKX, with CKX being the surviving corporation; (ii) CKX assumed all assets and liabilities of Sports Entertainment and all obligations under Sports Entertainment's outstanding indebtedness and contracts, including the newly adopted Incentive Plan; (iii) Sports Entertainment's existing Board of Directors and officers became the Board of Directors and officers of the surviving corporation; and (iv) the Certificate of Incorporation and Bylaws of CKX immediately prior to the Reincorporation, copies of which are filed as exhibits to this Current Report on Form 8-K, remained the Certificate of Incorporation and Bylaws of the surviving corporation following the Reincorporation.

      As a result of the Merger Agreement, at the effective time of the
Reincorporation: (i) each outstanding share of Common Stock of Sports Entertainment, no par value, was automatically converted into one share of Common Stock, $0.01 par value per share, of CKX; (ii) each outstanding share of Series B Convertible Preferred Stock of Sports Entertainment, no par value, was automatically converted into one share of Series B Convertible Preferred Stock, $0.01 par value per share, of CKX, with such Series B Convertible Preferred Stock containing substantially identical terms and conditions as the Series B Convertible Preferred Stock of Sports Entertainment; (iii) the outstanding share of Series C Convertible Preferred Stock of Sports Entertainment, no par value, was automatically converted into one share of Series C Convertible Preferred Stock, $0.01 par value per share, of CKX, with such Series C Convertible Preferred Stock containing substantially identical terms and conditions as the

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Series C Convertible Preferred Stock of Sports Entertainment; (iv) each option, warrant, purchase right, unit or other security of Sports Entertainment outstanding immediately before the Reincorporation was, by virtue of the Merger Agreement and without any action on the part of the holder thereof, (a) converted into, and became, a security of CKX, and (b) in the case of securities to purchase shares of Sports Entertainment, converted into and became the right to purchase, upon the same terms and conditions, the same number of shares of CKX. Each certificate representing shares of capital stock of Sports Entertainment outstanding immediately before the Reincorporation will, from and after the Reincorporation, be deemed for all corporate purposes to represent the same number of shares of capital stock of CKX.

      The above description of the Merger Agreement is qualified in its entirety by reference to the full and complete text of such agreement, a copy of which is filed herewith.

      On March 25, 2005, CKX issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES

      Effective March 22, 2005, The Huff Alternative Fund, L.P. and The Huff Alternative Parallel Fund, L.P., holders of all outstanding shares of the Series A Convertible Redeemable Preferred Stock of Sports Entertainment (the "Series A Preferred Stock") exercised their rights under the terms of the Series A Preferred Stock to convert all of their shares of Series A Preferred Stock into shares of common stock (the "Transaction"), as reflected in the following table:

                                                          SHARES OF PREFERRED                 SHARES OF COMMON
                                                            STOCK CONVERTED                     STOCK ISSUED
                                                     ------------------------------    -------------------------------
Series A Convertible Redeemable Preferred Stock                2,172,400                         6,051,253


One of the effects of the conversion of the Series A Preferred Stock was the elimination the anti-dilution protections and special voting rights contained in the original instrument. The original terms of the Series A Preferred Stock were described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2005. The shares of common stock were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. On March 22, 2005, Sports Entertainment issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.2 to this report on Form 8-K.

ITEM 3.03: MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      As described under Item 1.01 above, on March 25, 2005, Sports Entertainment consummated a merger (the "Reincorporation") with and into its wholly owned subsidiary, CKX in order to reincorporate in the State of Delaware.

      Prior to the Reincorporation, the registrant's corporate affairs were governed by the corporate law of Colorado, and by its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws (as amended from time to time, the "Colorado Charter and Bylaws"), each of which was adopted under Colorado law. Pursuant to the Merger Agreement described above, and as a result of the consummation of the Reincorporation, the Certificate of Incorporation and the Bylaws of CKX in effect immediately prior to the consummation of the Reincorporation (the "Delaware Charter and Bylaws") became the Certificate of Incorporation and Bylaws of the surviving corporation. Accordingly, the constituent instruments defining the rights of holders of the registrant's capital stock will now be the Delaware Charter and Bylaws, copies of which are filed as exhibits to this Current Report on Form 8-K. Additionally, as a result of the Reincorporation, Delaware corporate law will generally be applicable in the determination of the rights of security holders of the registrant under state corporate laws. The differences in the rights of the security holders of the registrant as a result of the Reincorporation are more fully set forth in the registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2005, which is incorporated in its entirety herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


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The following Exhibits are attached to this Current Report on Form 8-K:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

Exhibit 2.1 Agreement and Plan of Merger between Sports Entertainment Enterprises, Inc. and CKX, Inc.

Exhibit 3.1         Certificate of Incorporation of CKX, Inc.

Exhibit 3.2         Bylaws of CKX, Inc.

Exhibit 99.1        Press Release announcing the results of the Special Meeting.

Exhibit 99.2 Press Release announcing conversion of Series A Convertible Redeemable Preferred Stock of Sports Entertainment Enterprises, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CKX, INC.

Date: March 25, 2005                 By: /s/Howard J. Tytel
                                        --------------------------------------
                                     Name:  Howard J. Tytel
                                     Title: Director of Legal and Governmental
                                            Affairs

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------
Exhibit 2.1         Agreement and Plan of Merger between Sports  Entertainment
                    Enterprises,  Inc. and CKX, Inc.

Exhibit 3.1         Certificate of Incorporation of CKX, Inc.

Exhibit 3.2         Bylaws of CKX, Inc.

Exhibit 99.1        Press Release announcing the results of the Special Meeting.

Exhibit 99.2 Press Release announcing conversion of Series A Convertible Redeemable Preferred Stock of Sports Entertainment Enterprises, Inc.